Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aldila, Inc. on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of Aldila, Inc. hereby certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Aldila, Inc.

/s/ Peter R. Mathewson
Peter R. Mathewson
Chief Executive Officer

/s/ Scott M. Bier
Scott M. Bier
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Aldila, Inc. and will be retained by Aldila, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

November 7, 2008